Other Income And Expenses	12 Months Ended
Mar. 31, 2016
Other Income and Expenses [Abstract]
Other Income and Other Expense Disclosure [Text Block]

11. Other Operating Income and Expense

Other operating income in 2016 included a gain of $24.3 million related to a contractual payment received in conjunction with a relationship transfer agreement with General Mills. The Company reversed a provision for the Prop 65 litigation of $0.2 million and reduced an environmental accrual by $0.1 million. The Company also recorded a gain of $0.4 million from the sale of other fixed assets.

Other operating income in 2015 included a gain of $5.0 million related to a contractual payment received in connection with the closing of a Midwest plant and a charge of $0.3 million related to environmental costs related to a Company-owned plant in New York State. The Company also recorded a net gain of $0.1 million from the sale of other fixed assets.

Other operating income in 2014 included a gain of $2.9 million from a break-up fee earned as a result of the Company being named the stalking horse bidder in an attempt to acquire substantially all the operating assets of Allens, Inc. in a bankruptcy court supervised auction, a gain of $0.7 million from the sale of two aircraft and a gain of $0.1 million as a result of adjustments related to the purchase of the Sunnyside facility. The Company also recorded a loss of $0.5 million on the disposal of a warehouse located in Sunnyside, Washington and a net gain of $0.2 million from the sale of other fixed assets.